UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________________________________________________

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): May 14, 2009

HEALTHWAREHOUSE.COM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Commerce Boulevard Cincinnati, Ohio		45140
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (513) 618-0911

________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K/A

(Amendment No. 2)

HEALTHWAREHOUSE.COM, INC.

(formerly Clacendix, Inc.)

May 14, 2009

TABLE OF CONTENTS
Page

Item 4.01.	Changes in Registrant’s Certifying Accountant	1

Item 9.01.	Financial Statements and Exhibits	2

Introduction

On May 15, 2009, we filed a Current Report on Form 8-K describing our entry into a Securities Exchange Agreement on May 14, 2009, pursuant to which we acquired all the outstanding capital stock of Hwareh.com, Inc. (formerly HealthWarehouse.com, Inc.), a Delaware corporation (HW).  This Amendment No. 2 to the Current Report on Form 8-K is being filed to add Item 4.01 to reflect a change in our certifying accountant and to add a new Exhibit 16.1 – letter from Clark, Schaefer, Hackett & Co. regarding a change in the certifying accountant. This Current Report on Form 8-K/A should be read in conjunction with our Current Report on Form 8-K and Current Report on Form 8-K/A filed with the Securities and Exchange Commission on May 15, 2009 and May 26, 2009, respectively.

Items 4.01.    Changes in Registrant’s Certifying Accountants.

Marcum LLP, formerly known as Marcum & Kliegman LLP (“Marcum”), was our company’s independent registered public accounting firm prior to the closing of our May 14, 2009 share exchange transaction.

Prior to the May 14, 2009 share exchange transaction, Clark, Schaefer, Hackett & Co. (“Clark Schaefer”) audited HW’s financial statements for the fiscal year ended December 31, 2008 and from March 6, 2007 (HW’s date of inception) to December 31, 2007, which HW financial statements were included in this current report. Effective on May 14, 2009, Clark Schaefer resigned.

The reason for the resignation of Clark Schaefer was that, following the share exchange transaction, we are a public company that is not in one of the industries that Clark Schaefer serves in the public company sector. On August 14, 2009, Marcum was engaged as our independent registered public accounting firm. Marcum is located at 655 Third Avenue, 16th Floor, New York, New York 10017.

The decision to change auditors from Clark Schaefer and the appointment of Marcum was recommended and approved by our board of directors. During the year ended December 31, 2008 and from March 6, 2007 (the date of HW’s inception) to December 31, 2007, and the subsequent interim periods prior May 14, 2009, we did not consult Marcum regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on HW’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K. Clark Schaefer’s report on HW’s financial statements for the year ended December 31, 2008 and from March 6, 2007 (the date of HW’s inception) to December 31, 2007 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2008 and from March 6, 2007 (the date of HW’s inception) to December 31, 2007, and the subsequent interim periods prior May 14, 2009, (i) there were no disagreements between us and Clark Schaefer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Clark Schaefer, would have caused Clark Schaefer to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events,” as described in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The decision to replace Clark Schaefer was not the result of any disagreement between us and Clark Schaefer on any matter of accounting principle or practice, financial statement disclosure or audit procedure. Our board of directors deemed it in our best interest to retain Marcum as our independent auditors following the closing of the share exchange transaction.

We have provided Clark Schaefer with a copy of this disclosure and have requested that Clark Schaefer furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Clark Schaefer addressed to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01.    Financial Statements and Exhibits.

 (d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K/A.

Exhibit No.	Description
16.1	Letter from Clark, Schaefer, Hackett & Co. regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2009	CLACENDIX, INC.

	By:	/s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer